FIRST EAGLE SOGEN FUNDS, INC.

                          FIRST EAGLE SOGEN GLOBAL FUND

                         FIRST EAGLE SOGEN OVERSEAS FUND

                           FIRST EAGLE SOGEN GOLD FUND

                          FIRST EAGLE SOGEN MONEY FUND

SUPPLEMENT DATED JANUARY 13, 2000 TO PROSPECTUS DATED AUGUST 1, 1999.

FUND NAME CHANGES. The names of the Company and of each Fund have been changed. The Company, SoGen Funds, Inc. has been renamed First Eagle SoGen Funds, Inc. SoGen International Fund has been renamed First Eagle SoGen Global Fund ("Global Fund") in order to reflect the "global" aspect of the fund's investments in both U.S. and international securities. In addition, SoGen Overseas Fund has been renamed First Eagle SoGen Overseas Fund ("Overseas Fund"), SoGen Gold Fund has been renamed First Eagle SoGen Gold Fund ("Gold Fund") and SoGen Money Fund has been renamed First Eagle SoGen Money Fund ("Money Fund").

NEW INVESTMENT ADVISORY ARRANGEMENTS. As approved by the shareholders of each Fund at a Special Meeting of Shareholders held on December 22, 1999, Arnhold and
S. Bleichroeder Advisers, Inc. ("ASB Advisers") became the investment adviser to each of the Funds effective as of December 31, 1999 under a contract that is substantially identical to the Funds' prior advisory contract with Societe Generale Asset Management Corp. ("SGAM Corp."), except that each Fund now pays accrued advisory fees on a monthly basis. ASB Advisers is a wholly-owned subsidiary of Arnhold and S. Bleichroeder, Inc. ("ASB"), a privately owned investment firm that, on December 31, 1999, acquired 80.1% of the outstanding equity securities of the Funds' prior investment adviser. Mr. Jean-Marie Eveillard, Chief Executive Officer of SGAM Corp. and owner of the remaining 19.9% of the equity of SGAM Corp., has entered into an agreement with ASB providing for the eventual sale of his shares of SGAM Corp. to ASB in three installments over a period of approximately eight years.

The primary investment management team of SGAM Corp., including Jean-Marie Eveillard, has joined ASB Advisers and will continue to manage the portfolios of the Funds. The investment objectives and policies of each Fund have remained unchanged.

THE DISCLOSURE IN THE PROSPECTUS UNDER "MANAGEMENT OF THE COMPANY - INVESTMENT ADVISER" IS REPLACED IN ITS ENTIRETY TO READ AS FOLLOWS:

Effective December 31, 1999, the adviser of the Company is ASB Advisers, a wholly owned subsidiary of ASB. ASB is the successor firm to two German banking houses -- Gebr. Arnhold founded in Dresden in 1864 and S. Bleichroeder founded in Berlin in 1803. The firm moved to New York City in 1937 and conducts its activities under the current name of Arnhold and S. Bleichroeder, Inc. ASB uses its experience and worldwide contacts to provide asset management, global securities research and trading, and investment banking services to institutional clients throughout the world.

ASB Advisers is responsible for the continuous supervision and management of the Funds under the direction of the Funds' Board of Directors. The advisory fee rates paid by each of the Funds to ASB Advisers are the same as the rates that the Funds paid to SGAM Corp., the Funds' former investment adviser. For the fiscal year ended March 31, 1999, Global Fund paid advisory fees equal to 1% of the first $25 million and 0.75% of the amount in excess of $25 million of its average daily net asset value and Overseas Fund, Gold Fund, and Money Fund paid advisory fees equal to 0.75%, 0.75%, and 0.40%, respectively, of their average daily net asset values.